UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33225 (Commission File Number)	20-5336063
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

9811 Katy Freeway, Suite 1200, Houston, TX		77024
(Address of principal executive offices)		(Zip Code)

(346) 359-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	GLDD	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

Arrangements of Certain Officers.

On August 15, 2023, the Board of Directors of Great Lakes Dredge & Dock Corporation (the “Company”) appointed Ryan Bayer, 41, as Vice President and Chief Accounting Officer to be effective on August 15, 2023. Mr. Bayer is a Certified Public Accountant in the State of Texas and holds a Bachelor of Business Administration in Accounting and a Master of Professional Accountancy, both from the University of Texas at Austin. From September 2019, until his joining the Company, Mr. Bayer was the Corporate Controller of PERMA-PIPE International Holdings, Inc., a global engineered pipe services company. From October 2018 until August 2019, he was the Director of Corporate Accounting for AFGlobal Corporation, a technology and manufacturing company providing technology, services and fully-integrated manufacturing capabilities to the oil and gas, general industrial, aerospace and power generation industries. From May 2013, until his employment with AFGlobal Corporation, Mr. Bayer served in various capacities, including Senior Manager of Audit and Risk Advisory Services at KPMG and lastly as Manager, Petroleum Services, at Sanchez Oil and Gas Corporation, a private company engaged in the management of oil and natural gas properties.

There are no familial relationships between Mr. Bayer and the Company’s current directors or executive officers, and there are no related person transactions with respect to Mr. Bayer.

Mr. Bayer’s appointment provides for an annual salary of $310,000. He will be eligible for a cash award under the Company’s annual incentive plan with a target award of 35% of his base salary, and he will participate in the Company’s long-term incentive program with a target award of 35% of his base salary, in both cases subject to his and the Company’s performance. He was awarded a grant of 5,000 shares of the Company’s common stock.

Mr. Bayer replaces Todd M. Lightfoot as Vice President and Chief Accounting Officer. Mr. Lightfoot will be departing the Company on September 30, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/Scott L. Kornblau
Scott L. Kornblau
Senior Vice President and Chief Financial Officer

Date: August 17, 2023